UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 18, 2005

AUTOIMMUNE INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE	0-20948	13-348-9062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1199 Madia Street, Pasadena, CA	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 792-1235

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the authorization of its Board of Directors, AutoImmune Inc. (the “Company”) appointed Diane M. McClintock as Treasurer and Director of Finance on August 18, 2005. Ms. McClintock will receive compensation of $100 per hour for her services. She may resign or the Company may terminate her employment as of February 17, May 17, August 17 or November 17 of a calendar year upon thirty (30) days’ prior written notice, except that the Company may terminate her for cause at any time. A copy of the letter agreement between the Company and Ms. McClintock is furnished as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On August 18, 2005, Heather A. Ellerkamp resigned as Treasurer and Director of Finance, and her agreement with the Company was restructured to provide for her continued availability as a non-officer employee through the end of March 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 18, 2005, Heather A. Ellerkamp resigned as the Treasurer and Director of Finance of the Company, effective August 18, 2005. Ms. Ellerkamp has accepted a full-time position with another company, and her resignation was not prompted by any disagreement with the Company. Ms. Ellerkamp will remain an employee of the Company and will receive compensation of $110 per hour for her services.

Diane M. McClintock, CPA, age 38, was appointed the Company’s Treasurer and Director of Finance on August 18, 2005, following the resignation of Ms. Ellerkamp. She joined the Company as an employee in June 2005. From 1998 through 2005, Ms. McClintock was a Director in the Transaction Services practice at PricewaterhouseCoopers LLP where she provided financial advice and assistance to clients regarding potential transactions. From 1995 through 1998, Ms. McClintock was employed by Ernst & Young LLP where she was an Audit Manager. Ms. McClintock received her B.S. degree in Business Administration with a Concentration in Accounting from the University of New Hampshire.

Ms. McClintock will receive compensation of $100 per hour for her services. She may resign or the Company may terminate her employment as of February 17, May 17, August 17 or November 17 of a calendar year upon thirty (30) days’ prior written notice, except that the Company may terminate her for cause at any time. The letter agreement between the Company and Ms. McClintock is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The information contained in this Report, including the letter agreement furnished as Exhibit 10.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing with the Securities Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statement and Exhibits

(c)	The following exhibit is included with this Report:

Exhibit No.	Description
10.1	Letter Agreement, dated August 18, 2005, between AutoImmune Inc. and Diane M. McClintock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOIMMUNE INC.

By:	/S/ ROBERT C. BISHOP, PH.D.
Robert C. Bishop, Ph.D. President and Chief Executive Officer

Date: August 24, 2005